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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The First Years Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002, as amended by Form 10-Q/A Amendment No. 1 as filed with the Securities Exchange Commission on November 15, 2002 and as hereby further amended by Amendment No. 2 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, Ronald J. Sidman, Chairman, President, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             By: /s/ Ronald J. Sidman,
                                                 -------------------------------
                                             Ronald J. Sidman,
                                             Chairman, President, and Chief
                                             Executive Officer

In connection with the Quarterly Report of The First Years Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on November 14, 2002, as amended by Form 10-Q/A Amendment No. 1 as filed with the Securities Exchange Commission on November 15, 2002 and as hereby further amended by Amendment No. 2 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, John R. Beals, Senior Vice President - Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        By: /s/ John R. Beals,
                                            -------------------------------
                                        John R. Beals,
                                        Senior Vice President - Finance
                                        and Treasurer,
                                        (Chief Financial Officer and Chief
                                        Accounting Officer)